January 7, 2016
DREYFUS CASH MANAGEMENT
DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS
- Dreyfus Government Cash Management
- Dreyfus Government Prime Cash Management
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS
- Dreyfus California AMT-Free Municipal Cash Management
- Dreyfus Tax Exempt Cash Management
DREYFUS TREASURY & AGENCY CASH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT
Supplement to Prospectus dated June 1, 2015, as revised November 30, 2015 and Current Statement of Additional Information
The following changes will take effect on March 1, 2016
The following will replace the first sentence in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors—Fund Exchanges" and will supersede any contrary information in the fund's statement of additional information:
An investor may purchase, in exchange for shares of any Dreyfus Cash Management fund, any class of shares of:  (i) any other Dreyfus Cash Management fund; or (ii) any Dreyfus Institutional Cash Advantage fund, which currently includes Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Treasury and Agency Cash Advantage Fund and Dreyfus Institutional Treasury Prime Cash Advantage Fund.
The following information supplements the information contained in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors":
Conversion Feature
Shares of one class of a fund may be converted into shares of another class of the fund, provided the investor meets the eligibility requirements for investing in the new share class.  The funds reserve the right to refuse any conversion request.